Exhibit 10.1

SECOND AMENDMENT

TO

CREDIT AGREEMENT

AMONG

REX ENERGY CORPORATION,

as Borrower,

KEYBANK NATIONAL ASSOCIATION,

as Administrative Agent,

and

The Lenders Signatory Hereto

Effective as of December 23, 2008

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) executed effective as of the 23rd of December, 2008 (the “Second Amendment Effective Date”) is among REX ENERGY CORPORATION, a corporation formed under the laws of the State of Delaware (the “Borrower”); KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), and the Lenders signatory hereto.

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 28, 2007, as amended by that First Amendment dated April 14, 2008 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C. The Lenders have redetermined the Borrowing Base in the amount set forth herein.

D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02. Section 1.02 is hereby amended by deleting the defined term “Alternate Base Rate” and replacing it with the following:

“‘Alternate Base Rate’ means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1% and (c) the (i) LIBO Rate plus (ii) the Applicable Margin for Euro Dollar Loans minus (iii) the Applicable Margin for ABR Loans each on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.”

Section 3. Borrowing Base. Pursuant to Section 2.07 of the Credit Agreement, the

Borrowing Base is hereby maintained at $90,000,000, until the next Redetermination Date; provided however, if the Borrower completes the sale of the Oil & Gas Properties listed on Annex I to this Second Amendment prior to the next Redetermination Date, upon such sale, the Borrowing Base shall automatically be reduced to $80,000,000. Each of the foregoing is subject to further adjustments from time to time pursuant to Section 8.13(c) or Section 9.12.

Section 4. Conditions Precedent. The effectiveness of this Second Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 4, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

4.1 Second Amendment. The Administrative Agent shall have received multiple counterparts as requested of this Second Amendment from the Borrower and each Lender.

4.2 Payment of Outstanding Invoices. Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

4.3 No Default. No Default or Event of Default shall have occurred and be continuing as of the Second Amendment Effective Date.

Section 5. Representations and Warranties; Etc. The Borrower hereby affirms: (a) that as of the date of execution and delivery of this Second Amendment, all of the representations and warranties contained in each Loan Document to which the Borrower is a party are true and correct in all material respects as though made on and as of the Second Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Second Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 6. Miscellaneous.

6.1 Confirmation. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment.

6.2 Ratification and Affirmation of the Borrower. The Borrower hereby expressly (i) acknowledges the terms of this Second Amendment, (ii) ratifies and affirms its obligations under the Credit Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Credit Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

6.3 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.4 No Oral Agreement. THIS WRITTEN SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5 Governing Law. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

6.6 Release of Lenders. IN CONSIDERATION OF THIS SECOND AMENDMENT AND, SUBJECT TO THE CONDITIONS STATED HEREIN, THE BORROWER HEREBY RELEASES, ACQUITS, FOREVER DISCHARGES, AND COVENANTS NOT TO SUE, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, ALONG WITH ALL OF THEIR BENEFICIARIES, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SERVANTS, ATTORNEYS AND REPRESENTATIVES, AS WELL AS THEIR RESPECTIVE HEIRS, EXECUTORS, LEGAL REPRESENTATIVES, ADMINISTRATORS, PREDECESSORS IN INTEREST, SUCCESSORS AND ASSIGNS (EACH INDIVIDUALLY, A “RELEASED PARTY” AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, DEMANDS, DEBTS, LIABILITIES, SUITS, OFFSETS AGAINST THE INDEBTEDNESS EVIDENCED BY THE LOAN DOCUMENTS AND ACTIONS, CAUSES OF ACTION OR CLAIMS FOR RELIEF OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED BY BORROWER OR ANY OBLIGOR, WHICH BORROWER, ANY OBLIGOR, OR ANY SUBSIDIARY MAY HAVE OR WHICH MAY HEREAFTER ACCRUE RELATED TO ANY ACTIONS OR FACTS OCCURRING PRIOR TO THE SECOND AMENDMENT EFFECTIVE DATE AGAINST ANY RELEASED PARTY, FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING ON OR PRIOR TO THE SECOND AMENDMENT EFFECTIVE DATE, WHICH RELATE TO, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY THE CREDIT AGREEMENT, ANY HEDGING AGREEMENT, ANY NOTE, ANY SECURITY INSTRUMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS EVIDENCED THEREBY, INCLUDING, WITHOUT LIMITATION, ANY DISBURSEMENTS UNDER THE CREDIT AGREEMENT, ANY HEDGING AGREEMENT, ANY NOTES, THE NEGOTIATION OF ANY OF THE CREDIT AGREEMENT, THE SWAP AGREEMENTS, THE NOTES, OR THE OTHER LOAN DOCUMENTS, THE TERMS THEREOF, OR THE APPROVAL, ADMINISTRATION, ENFORCEMENT OR SERVICING THEREOF.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed effective as of the Second Amendment Effective Date.

BORROWER:	REX ENERGY CORPORATION

	By:	/s/ Benjamin W. Hulburt
	Name:	Benjamin W. Hulburt
	Title:	Chief Executive Officer

ADMINISTRATIVE AGENT:	KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent and Lender

	By:	/s/ Todd Coker
	Name:	Todd Coker
	Title:	Assistant Vice President

Second Amendment

Signature Page - 5

LENDERS:	BNP PARIBAS

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

	By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Vice President

Second Amendment

Signature Page - 6

SOVEREIGN BANK

By:	/s/ Robert D. Lanigan
Name:	Robert D. Lanigan
Title:	Senior Vice President

Second Amendment

Signature Page - 7

ALLIED IRISH BANK

By:	/s/ Mark K. Connelly
Name:	Mark K. Connelly
Title:	Senior Vice President

By:	/s/ Vaughn Buck
Name:	Vaughn Buck
Title:	Executive Vice President

Second Amendment

Signature Page - 8

M&T BANK

By:	/s/ David Ladori
Name:	David Ladori
Title:	Assistant Vice President

Second Amendment

Signature Page - 9